Exhibit 99.1

News

For Immediate Release

Investor Contact:

Billy Newman

VP, Finance

703.653.2223

wnewman@orcc.com

Online Resources Posts Third Quarter 2012 Results

- Better than expected results as growth investments accelerate -

Chantilly, Va., November 8, 2012 – Online Resources Corporation (NASDAQ: ORCC), a leading provider of digital financial services, today reported its financial and operating results for the three months ended September 30, 2012.

•	Revenue was $41.3 million, compared to $38.4 million in the third quarter of 2011.

•	Net loss available to common stockholders was $0.2 million, or $0.01 per share, compared to a net loss of $1.7 million, or $0.05 per share, in the third quarter of 2011.

•	Ebitda, a non-GAAP measure, was $6.8 million, compared to $5.7 million in the third quarter of 2011.

•	Adjusted Ebitda, a non-GAAP measure that adjusts Ebitda for equity compensation expense and other expenses, was $7.8 million, compared to $7.1 million in the third quarter of 2011.

•	Core net income, a non-GAAP measure, was $1.8 million, or $0.05 per diluted share, compared to $0.7 million, or $0.02 per diluted share, in the third quarter of 2011.

“Revenue and earnings were better than expected in the third quarter,” said Joseph L. Cowan, president and chief executive officer of Online Resources. “During the quarter we benefited from higher professional services revenue in our banking business that is non-recurring in nature. Excluding the higher professional services revenue, revenue and earnings would still have been at the high end of guidance.”

“As can be seen from the sequential decline in earnings in the third quarter, we have entered the major investment stage of our strategic growth plan,” he added. “We anticipate that these investments will continue to grow in the fourth quarter of 2012. These investments in product management, marketing, sales and client services, operations and technology should allow us to drive increased revenue and earnings growth in late 2013 and beyond.”

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Outlook for Fourth Quarter 2012

Online Resources provided the following guidance for the fourth quarter of 2012. These statements are forward-looking, and actual results may differ materially.

•	Revenue for the quarter is expected to be between $39.1 and $41.1 million.

•	Ebitda[1,2] for the quarter is expected to be between $3.5 and $5.0 million

•	Adjusted Ebitda[1,2,5] for the quarter is expected to be between $4.9 and $6.2 million.

•	Core net income[1,3,4,5,6] is expected to be between $0.00 and $0.02 per share.

(1)	The Company uses non-GAAP (Generally Accepted Accounting Principles) financial measures, including Ebitda, adjusted Ebitda and core net income, to evaluate performance and establish goals. It believes that these measures are valuable to investors in assessing the Company’s operating results when viewed in conjunction with GAAP results.

(2)	Ebitda is defined as net income (loss) before interest, taxes, depreciation and amortization expense. Adjusted Ebitda is defined as net income (loss) before interest, taxes, depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention, advisory and ORCC India start up costs) and other income (expense). Some or all of these items may not be applicable in any given reporting period.

(3)	Core net income is defined as net income (loss) available to common stockholders before, on a pre-tax basis unless otherwise noted, the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark-to-market investments, preferred stock accretion related to the redemption premium, reserve for potential legal liability, net of tax, strategic alternatives process costs, net of tax, transition costs (including severance, retention, advisory and ORCC India start up costs), net of tax, and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.

(4)	Excludes estimates for amortization of acquisition-related intangible assets of $0.6 million, equity compensation expense of $0.9 million and preferred stock accretion related to the redemption premium of $0.4 million.

(5)	Adjusted Ebitda and core net income exclude $0.3 million in transition costs. These costs are tax-effected in the calculation of core net income.

(6)	Core net income per share calculated using estimated shares outstanding of 33.3 million.

Conference Call and Web Cast

The Company’s management will host a conference call to discuss the results at 5:00 p.m. EST today. The conference call dial-in number is (877) 303-6496 for domestic participants and (707) 287-9318 for international participants. Alternatively, a live web cast of the conference call will be available through the “Investors” section of Online Resources’ web site at www.orcc.com. The conference call and web cast will be recorded and available for playback from 8:00 p.m. EST on November 8th until midnight on Thursday, November 15th. For the conference call playback, dial (855) 859-2056 for domestic participants and (404) 537-3406 for international participants and enter code 58810948. For web cast replay, go to the “Investors” section of www.orcc.com.

About Online Resources Corporation

Online Resources Corporation (NASDAQ: ORCC) powers financial interactions between millions of consumers and the company’s financial institution and biller clients. Backed by its proprietary payments gateway that links banks directly with billers, the company provides web and phone-based financial services, electronic payments and marketing services to drive consumer adoption. Founded in 1989, Online Resources is the largest financial technology provider dedicated to the online channel. For more information, visit www.orcc.com.

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This news release contains forward-looking statements based on Online Resources Corporation management’s current expectations and beliefs and a number of assumptions concerning future events made with information that is currently available. The words “will,” “would,” “may,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “designed,” “plan,” and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are not a guarantee of any results or performance and are subject to a number of known and unknown risks, uncertainties and other factors which could cause actual performance or results to differ materially and adversely from any results or performance expressed or implied by such forward-looking statements. Certain factors that might cause such a difference include, but are not limited to: a history of losses and anticipation of future losses; potential fluctuations in operating results; dependence on the marketing efforts of third parties; potential loss of one or more material clients; potential need for additional capital; potential inability to prevent systems failures and security breaches; potential inability to expand certain services and products in the event of a substantial increase in demand for such services and products; competitive pressures; ability or inability to attract and retain skilled personnel; reliance on patents and other intellectual property; potential change in the rate of user adoption of certain products and services; exposure to consolidation in the financial services industry; and government regulatory developments. For a more detailed description of the factors that could cause such differences, readers are advised to review Online Resources Corporation’s latest filings with the Securities and Exchange Commission, including (but not limited to) the information provided under the heading “Risk Factors” in our latest Annual Report on Form 10-K (which filings are available, among other places, from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.ORCC.com). Online Resources assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Online Resources Corporation

Quarterly Operating Data

(In millions, Unaudited)

	4Q10	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12
BANKING SERVICES
Payment Services - Full Service
Revenue	$8.2	$8.4	$8.1	$7.8	$7.9	$7.8	$7.6	$7.5
Bill Payment Transactions	11.1	11.6	11.3	11.3	11.4	11.5	11.4	11.5

Payment Services - Remittance
Revenue	$6.5	$5.9	$5.6	$5.5	$5.1	$5.3	$4.8	$4.5
Bill Payment Transactions - LCR	6.3	6.6	6.7	6.0	6.0	6.1	6.0	5.8
Bill Payment Transactions - Non LCR	20.5	19.8	19.3	19.4	19.0	19.8	19.3	18.9

Other Revenue	$7.7	$6.8	$7.2	$6.9	$7.2	$6.7	$6.3	$8.2

EBPP SERVICES
Payment Services - User Paid
Revenue	$3.9	$4.7	$4.5	$4.7	$4.7	$5.8	$5.4	$5.5
Bill Payment Transactions	1.4	1.6	1.6	1.7	1.7	1.9	1.6	1.7

Payment Services - Biller Paid
Revenue	$8.8	$10.8	$10.0	$10.1	$10.1	$12.0	$11.6	$11.9
Bill Payment Transactions	17.9	20.5	19.6	20.5	21.0	22.8	23.2	23.9

Other Revenue	$2.6	$2.7	$3.1	$3.4	$3.7	$3.7	$4.7	$3.7

Online Resources Corporation

Consolidated Statements of Operations

(In thousands, except per share data)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Revenues:
Account presentation services	$2,744	$2,918	$8,548	$8,378
Payment services	29,384	28,082	89,662	85,948
Relationship management services	1,505	1,664	4,565	5,195
Professional services and other	7,661	5,747	20,234	16,497

Total revenues	41,294	38,411	123,009	116,018

Expenses:
Cost of revenues	21,691	21,194	62,362	63,960

Gross profit	19,603	17,217	60,647	52,058
General and administrative	8,743	7,966	26,556	27,127
Reserve for potential legal liability	—	—	—	7,700
Selling and marketing	5,001	4,760	14,674	15,165
Systems and development	2,470	2,605	7,849	7,951

Total expenses	16,214	15,331	49,079	57,943

Income (loss) from operations	3,389	1,886	11,568	(5,885)

Other income (expense)
Interest income	29	21	78	77
Interest expense	(463)	(308)	(1,261)	(376)
Other income (expense)	11	(2)	(16)	(2)

Total other income (expense)	(423)	(289)	(1,199)	(301)

Income (loss) before tax provision (benefit)	2,966	1,597	10,369	(6,186)
Income tax provision (benefit)	602	771	3,671	(2,383)

Net income (loss)	2,364	826	6,698	(3,803)
Preferred stock accretion	2,590	2,501	7,671	7,389

Net loss available to common stockholders	$(226)	$(1,675)	$(973)	$(11,192)

Net loss available to common stockholders per share:
Basic	$(0.01)	$(0.05)	$(0.03)	$(0.35)
Diluted	$(0.01)	$(0.05)	$(0.03)	$(0.35)

Shares used in calculation of net loss available to common stockholders per share:
Basic	32,723	32,032	32,512	31,815
Diluted	32,723	32,032	32,512	31,815

Online Resources Corporation

Condensed Consolidated Balance Sheets

(In thousands)

	SEPTEMBER 30,	DECEMBER 31,
	2012	2011
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$34,455	$31,290
Accounts receivable, net	19,900	17,596
Deferred tax asset, current portion	2,189	2,189
Prepaid expenses and other current assets	5,661	5,751

Total current assets	62,205	56,826

Property and equipment, net	18,351	20,987
Deferred tax asset, less current portion	23,590	26,713
Goodwill	181,516	181,516
Intangible assets	6,493	9,288
Deferred implementation costs, less current portion, and other assets	9,193	9,042

Total assets	$301,348	$304,372

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,417	$1,251
Accrued expenses	15,754	17,566
Notes payable, senior secured debt, current portion	11,250	12,750
Deferred revenues, current portion, and other current liabilities	8,053	8,412

Total current liabilities	36,474	39,979

Notes payable, senior secured debt, less current portion	—	7,500
Deferred revenues, less current portion, and other long-term liabilities	4,132	4,979

Total liabilities	40,606	52,458

Redeemable convertible preferred stock	127,765	120,095

Stockholders’ equity	132,977	131,819

Total liabilities and stockholders’ equity	$301,348	$304,372

Online Resources Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

	NINE MONTHS ENDED SEPTEMBER 30,
	2012	2011
	(Unaudited)
Operating activities
Net income (loss)	$6,698	$(3,803)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred tax expense (benefit)	3,123	(2,579)
Depreciation and amortization	9,795	12,274
Equity compensation expense	2,136	1,785
Write off and amortization of debt issuance costs	439	187
Loss on disposal of assets	828	5
Provision for losses on accounts receivable	304	73
Change in fair value of theoretical swap derivative	(244)	(555)
Reserve for potential legal liability	—	7,700
Changes in certain other assets and liabilities	(5,706)	1,108

Net cash provided by operating activities	17,373	16,195
Investing activities
Purchases of property and equipment	(5,168)	(5,630)

Net cash used in investing activities	(5,168)	(5,630)
Financing activities
Net proceeds from issuance of common stock	(72)	750
Repayment of 2007 notes	(9,000)	(14,500)
Debt issuance costs	—	(815)

Net cash used in financing activities	(9,072)	(14,565)

Net increase (decrease) in cash and cash equivalents	3,133	(4,000)
Impact of foreign currency	32	(35)
Cash and cash equivalents at beginning of year	31,290	29,127

Cash and cash equivalents at end of period	$34,455	$25,092

Online Resources Corporation

Reconciliation of Non-GAAP Measures

(In thousands, except per share data)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Reconciliation of ebitda (See Note 1):
Net income (loss)	$2,364	$826	$6,698	$(3,803)
Depreciation and amortization (incl. loss on disposal of assets)	3,386	3,819	10,623	12,279
Interest expense, net	434	287	1,183	299
Income tax provision (benefit)	602	771	3,671	(2,383)

Ebitda (See Note 1)	$6,786	$5,703	$22,175	$6,392

Reconciliation of adjusted ebitda (See Note 2):
Net income (loss)	$2,364	$826	$6,698	$(3,803)
Depreciation and amortization (incl. loss on disposal of assets)	3,386	3,819	10,623	12,279
Equity compensation expense	712	585	2,136	1,785
Reserve for potential legal liability	—	—	—	7,700
Strategic process costs	—	—	—	874
Transition costs	332	844	2,782	3,396
Other (income) expense	423	289	1,199	301
Income tax provision (benefit)	602	771	3,671	(2,383)

Adjusted Ebitda (See Note 2)	$7,819	$7,134	$27,109	$20,149

Reconciliation of core net income (See Note 3):
Net loss available to common stockholders	$(226)	$(1,675)	$(973)	$(11,192)
Preferred stock accretion related to redemption premium	423	415	1,263	1,238
Change in fair value of theoretical swap derivative	35	(36)	244	(555)
Reserve for potential legal liability, net of tax	—	—	—	4,736
Strategic alternaitves process costs, net of tax	—	—	—	538
Transition costs, net of tax	265	436	1,797	2,089
Change in tax valuation allowance	—	(192)	—	(192)
Equity compensation expense	712	585	2,136	1,785
Amortization of intangible assets	603	1,135	2,809	3,767

Core net income (see Note 3)	$1,812	$668	$7,276	$2,214

Reconciliation of core net income per share:
Diluted net loss available to common stockholders	$(0.01)	$(0.05)	$(0.03)	$(0.35)
Preferred stock accretion related to redemption premium	0.01	0.01	0.04	0.04
Change in fair value of theoretical swap derivative	—	—	0.01	(0.02)
Reserve for potential legal liability, net of tax	—	—	—	0.15
Strategic alternaitves process costs, net of tax	—	—	—	0.02
Transition costs, net of tax	0.01	0.01	0.05	0.07
Change in tax valuation allowance	—	(0.01)	—	(0.01)
Equity compensation expense	0.02	0.02	0.06	0.06
Amortization of intangible assets	0.02	0.04	0.08	0.12
Other, including impact of treasury method and rounding	—	—	(0.01)	(0.01)

Core net income per share	$0.05	$0.02	$0.22	$0.07

Notes:

1.	Ebitda is a non-GAAP measure we define as net income (loss) before interest, taxes, depreciation and amortization expense.
2.	Adjusted Ebitda is a non-GAAP measure we define as net income (loss) before interest, taxes, depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention and ORCC India start up costs), restructuring costs and other expense. Some or all of these items may not be applicable in any given reporting period.
3.	Core net income is a non-GAAP measure we define as net income (loss) available to common stockholders before the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark to market investments, preferred stock accretion related to the redemption premium, reserve for legal liability, net of tax, strategic alternatives process costs (including severance, retention and ORCC India start up costs), net of tax, transition costs, net of tax, restructuring costs, net of tax, and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.